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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                      Securities and Exchange Act of 1934



        September 17, 1999
        ------------------
(Date of earliest event reported)



                            SUNCOAST BANCORP, INC.
                            ----------------------
            (Exact name of registrant as specified in its charter)



                                    FLORIDA
                                    -------
                (State or other jurisdiction of incorporation)


                333-70231                                      65-0827141
                ---------                                     -------------
        (Commission File Number)                              (IRS Employer
                                                         Identification Number)



   8592 Potter Park, Sarasota, Florida                           34238
   -----------------------------------                           -----
(Address of Principal Executive Offices)                       (Zip Code)



                                (941) 923-0500
                                --------------
             (Registrant's telephone number, including area code)



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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) On August 25, 1999 the Registrant reported that Suncoast Bancorp, Inc. terminated the services of Hill, Barth, & King LLC and at the same time selected the accounting firm of Hacker, Johnson, Cohen & Grieb PA as independent auditors for the Registrant for the 1999 fiscal year.

(b) The Registrant requested that Hill, Barth, & King LLC furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements set forth in the Form 8-K previously filed by the Registrant relating to the change in accountants. A copy of Hill, Barth, & King LLC's letter to the SEC, dated September 17, 1999, is filed as Exhibit 16 to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

    SEC letter regarding change in auditors.

                                  SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         SUNCOAST BANCORP, INC.



Date: September 24, 1999                 By: /s/ John T. Stafford
                                             -------------------------------
                                             John T. Stafford, President and
                                             Chief Executive Officer


Date: September 24, 1999                 By: /s/ John S. Wilks
                                             -------------------------------
                                             John S. Wilks, Chief Financial
                                             Officer